    -------------------
       CONFIDENTIAL                                                EXHIBIT 10.12
    TREATMENT REQUESTED
    -------------------
REDACTED FORM OF AGREEMENT


                               GEOWORKS - TOSHIBA
                         CORPORATE TECHNOLOGY AGREEMENT


RECITALS.....................................................................    1

AGREEMENT....................................................................    1

     1.   DEFINITIONS........................................................    1
     2.   CROSS-LICENSES.....................................................    2
     3.   PRODUCTS...........................................................    3
     4.   PROPRIETARY RIGHTS.................................................    4
     5.   PAYMENTS...........................................................    5
     6.   ADVERTISING, TRADEMARK USAGE/PROTECTON AND PUBLICITY...............    8
     7.   MISCELLANEOUS RECIPROCAL OBLIGATIONS...............................    9
     8.   LICENSED TECHNOLOGY ENHANCEMENTS...................................    9
     9.   CUSTOMER SUPPORT...................................................    9
     10.  MANUFACTURING RESPONSIBILITIES.....................................   10
     11.  GEOWORKS' INDEMNITIES..............................................   10
     12.  TOSHIBA'S INDEMNITIES..............................................   11
     13.  ERROR CORRECTION...................................................   12
     14.  TERM OF AGREEMENT AND TERMINATION..................................   13
     15.  NONDISCLOSURE AND RESTRICTED USE...................................   14
     16.  LIMITATION OF LIABILITY............................................   15
     17.  GENERAL............................................................   15

SCHEDULE 1
TOSHIBA ADVANCED PAYMENT AND BEST EFFORTS....................................   18

SCHEDULE 2
AFFILIATES...................................................................   19

SCHEDULE 2A
ADDRESSES FOR NOTICES........................................................   20

SCHEDULE 3
IDENTIFICATION OF THE GEOWORKS LICENSED TECHNOLOGY...........................   21


                                     Page i

SCHEDULE 3A
LICENSE TO DISTRIBUTE ENSEMBLE 1.2 ..........................................   23

SCHEDULE 3B
LICENSE TO DISTRIBUTE GEOWORKS 2.0 OPERATING SYSTEM SOFTWARE.................   25

SCHEDULE 3C
LICENSE TO DISTRIBUTE GEOWORKS APPLICATION SOFTWARE VERSION 2.0 .............   26

SCHEDULE 4
IDENTIFICATION OF THE TOSHIBA LICENSED TECHNOLOGY............................   27

SCHEDULE 4A
LICENSE TO DISTRIBUTE TOSHIBA ###............................................   28

SCHEDULE 5
LIST OF TOSHIBA PRODUCTS.....................................................   31

SCHEDULE 5A
THE PIZZA PROJECT............................................................   32

SCHEDULE 6
LIST OF GEOWORKS PRODUCTS....................................................   35

SCHEDULE 7
GEOWORKS TRADEMARKS, LOGOS AND PROPRIETARY MARKINGS..........................   36

SCHEDULE 8
LOCALIZATION OF GEOWORKS LICENSED TECHNOLOGY.................................   37


                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------


                                    Page ii

                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------


                               GEOWORKS - TOSHIBA
                         CORPORATE TECHNOLOGY AGREEMENT


     This Agreement is effective as of March 17, 1993 (the "Effective Date"), by and between GEOWORKS, a California corporation ("GEOWORKS"), and Toshiba Corporation a Japanese corporation ("TOSHIBA").

                                    RECITALS

     A. TOSHIBA is a developer, manufacturer, and distributor of computer and consumer electronics equipment to its customers.

     B. GEOWORKS is a developer, manufacturer, distributor, and publisher of computer software technologies.

     C. GEOWORKS and TOSHIBA wish to establish a close working relationship in which GEOWORKS and TOSHIBA will each license to the other certain technologies, and in which the parties will cooperate in the adaptation and exploitation of those technologies in multiple markets and across multiple product lines.

     D. THIS AGREEMENT will serve as the foundation and framework for such a relationship.

AGREEMENT

     1.   DEFINITIONS

          1    "Party" and "Parties" refer to GEOWORKS and TOSHIBA.

          2    "Licensor Party" refers to the Party that is granting licensing rights with respect to its Licensed Technology, and "Licensee Party" refers to the Party that is receiving such licensing rights. Thus, for example, GEOWORKS is the Licensor Party and TOSHIBA is the Licensee Party with respect to GEOWORKS' GEOS Technology; and TOSHIBA is the Licensor Party and GEOWORKS is the Licensee Party with respect to TOSHIBA's ### Technology.

          3    "Schedule" means a document which the Parties may, by mutual agreement, sign and attach to this Agreement at any time during the term of this Agreement. All Schedules shall be subject to the terms and conditions of this Agreement, unless otherwise provided in any such Schedule. In the event of a conflict between the terms of a Schedule and the terms of this Agreement, the terms of the Schedule shall be given effect for the subject matter covered by that Schedule.

          4    "Licensed Technology" means the GEOWORKS and TOSHIBA software,
Product Materials, and other proprietary technologies described in one or more Schedules.

          5    "Product Materials" means the packaging, artwork, end-user instruction manuals, registration cards, promotional materials, software end user license agreement and limitation of liability, and other materials which the Parties identify in one or more Schedules, to be distributed with one or more specified Products.

          6    "Bundled Technology" means the Licensor Party's Licensed
Technology reproduced on diskettes, hard disks, PCMCIA cards, or functionally equivalent storage devices, and distributed together with the Licensee Party's Products as a single commercial unit.

          7    "Embedded Technology" means the Licensor Party's Licensed
Technology reproduced in solid state media (e.g., Read Only Memory (ROM) and Programmable Read Only Memory (PROM)) and physically integrated into the Licensee Party's Products and distributed as a single physical and commercial unit.

          8    "Products" means the computer software, personal computer
systems, consumer electronics devices, and other devices manufactured and sold by a Licensee Party when combined and distributed with Bundled Technology or Embedded Technology of a Licensor Party, as identified in one or more Schedules.

          9    "Product Specifications" means a description of the
characteristics and functionality of a Product, as set forth in one or more Schedules. Product Specifications may also include timelines and milestones for Product development, testing and acceptance criteria, a description of the intended market for the Product, and a description of modifications to be made to the Licensed Technology for operation with the Product.

     2.   CROSS-LICENSES.

          1    Licenses. Subject to all the terms and conditions herein, and subject to any specific provisions of a Schedule, each Party (as the Licensor Party) hereby grants to the other Party (as the Licensee Party) the following:

               (a) Distribution: a non-exclusive, non-transferable, worldwide license, for the term of this Agreement, to distribute the Licensor Party's Licensed Technology, only with or as part of the Licensee Party's Products, and only in the form of Bundled Technology or Embedded Technology;

               (b) Reproduction: a non-exclusive, non-transferable license, for the term of this Agreement, to make exact copies of the Licensor Party's Licensed Technology, with modifications only if pre-approved in writing by the Licensor Party, such reproduction to occur only at the premises identified in one or more Schedules and solely for the purpose of bundling or embedding such copies with Licensee's Products;

               (c) Trademarks: a non-exclusive, non-transferable worldwide license, for the term of this Agreement, to use the Licensor Party's trademarks and logos associated with the Licensed Technology, as identified in one or more Schedules, solely for the purpose of marketing and distributing the Bundled Technology or the Embedded Technology; and

               (d) Sublicensing: the right to sublicense to its distributors and dealers the right to bundle or embed the Licensor Party's Licensed Technology with the Licensee Party's Products in accordance with the terms of this Agreement. Except for end users' rights to make back-up copies of the Licensed Technology in accordance with any applicable Software end user license agreement attached as a Schedule, the Licensee Party may not authorize any other party to make copies of the Licensor Party's Licensed Technology. The Licensee Party agrees to take reasonable steps to ensure compliance by its dealers and distributors with the relevant terms of this Agreement.

          2    Corporate License: The licenses granted in this Section 2
(CROSS-LICENSES) shall extend to the Licensee Party and to the Licensee Party's Affiliates, as identified in one or more Schedules, provided that each such Affiliate agrees in writing to comply with and be bound by all the terms and conditions of this Agreement, and further provided that the Licensee Party guarantees to the Licensor Party in writing such Affiliate's fulfillment of such obligations. An "Affiliate" of a Licensee Party is any entity which is controlled by the Licensee Party, any entity which controls the Licensee Party, or any entity which is controlled by an entity which controls the Licensee Party. Control occurs by an entity controlling or owning, directly or indirectly, more than fifty percent (50%) of the voting stock of the controlled entity.

          3    No Implied Licenses. There are no implied licenses under this
 Agreement, and any rights not expressly granted to the Licensee Party hereunder are reserved by the Licensor Party.

     3.   PRODUCTS

          In consideration for the Advance Payment set forth in Schedule 1, TOSHIBA shall have the right, at any time during the term of this Agreement, to add one or more Products to this Agreement.

          For each GEOWORKS or TOSHIBA Product, the Parties shall create and attach one or more Schedules identifying the Licensed Technology and establishing Product Specifications, a delivery schedule, acceptance procedures, license terms, payment terms, and other pertinent provisions, including but not limited to the following:

          1    Identification of Licensed Technology

          2    Product Specifications: The Parties understand that a mutually satisfactory completion of each project under this Agreement requires the joint development of a set of specifications which describe the Product and its intended operations and features in reasonable detail. The Parties shall meet and confer in order to draft and revise, as appropriate, the detailed written specifications. Both Parties shall sign the agreed-upon detailed written specification, which shall thereafter be a material provision of this Agreement.

          3    Delivery Schedule: a detailed list or description of deliverable components, a description of the medium on which deliverables shall be stored, a timetable for delivery of the deliverable components, the location for delivery and person designated to receive deliverables, and any other delivery terms established by the Parties.

          4    Acceptance: the criteria for acceptance or rejection of the
Licensed Technology, a procedure for testing and acceptance or rejection, a procedure for correction of rejected items, and a timetable for such testing and acceptance procedures.

          5    License Terms: any license terms that may deviate from the standard licensing provisions of Section 2 (CROSS-LICENSES) of this Agreement.

          6    Payment: the amount of the payments and basis for calculation, the Products to which the royalties are applied, royalty payment periods, and any payment terms that may deviate from the standard payment provisions of
Section 5 (PAYMENTS) of this Agreement.

          7    Product Materials and Marking Requirements: identification of the
Licensor Party's Product Materials to be included with the Product, the proprietary markings and notices to appear on or with the Product, and any terms that may deviate from the standard provisions of Sections 4.2 (GEOWORKS Proprietary Notices), 6 (ADVERTISING, TRADEMARK USAGE/PROTECTION AND PUBLICITY) and 7 (MISCELLANEOUS RECIPROCAL OBLIGATIONS) of this Agreement.

          8    Training: the amount, nature, location and cost of training to be provided by the Licensor Party to the Licensee Party.

     4.   PROPRIETARY RIGHTS.

          1    GEOWORKS Technology Ownership. Title to the GEOWORKS Licensed
Technology is reserved to GEOWORKS and its licensors. TOSHIBA acknowledges and agrees that GEOWORKS and GEOWORKS' licensor(s) are and shall remain the owners of all Intellectual Property Rights in and to the GEOWORKS Licensed Technology. The terms "purchase", "sell," "sold" and "distributed," when used with the GEOWORKS Licensed Technology in this Agreement refer only to the purchase, sale or distribution of a license to use the Licensed Technology. TOSHIBA agrees that it will not use, copy, distribute, modify or transfer the GEOWORKS Licensed Technology except as expressly permitted in writing by GEOWORKS or otherwise in accordance with the terms of this Agreement.

          2    GEOWORKS Proprietary Notices. As a condition to the licenses granted to TOSHIBA under Section 2 (CROSS-LICENSES), TOSHIBA shall reproduce and include any and all GEOWORKS (and GEOWORKS' licensors') copyright notices, patent notices, trademarks, service marks, restricted rights legends, and/or other proprietary markings, all in the forms provided by GEOWORKS, in the manner and location established in one or more Schedules.

          3    TOSHIBA Technology Ownership. Title to the TOSHIBA Licensed
Technology is reserved to TOSHIBA and its licensors. GEOWORKS acknowledges and agrees that TOSHIBA and TOSHIBA's licensor(s) are and shall remain the owners of all Intellectual Property Rights in and to the TOSHIBA Licensed Technology. The terms "purchase", "sell," "sold" and "distributed," when used with the TOSHIBA Licensed Technology in this Agreement refer only to the purchase, sale or distribution of a license to use the Licensed Technology. GEOWORKS agrees that it will not use, copy, distribute, modify or transfer the TOSHIBA Licensed Technology except as expressly permitted in writing by TOSHIBA or otherwise in accordance with the terms of this Agreement.

          4    TOSHIBA Proprietary Notices. As a condition to the licenses granted to GEOWORKS under Section 2 (CROSS-LICENSES), GEOWORKS shall reproduce and include any and all TOSHIBA (and TOSHIBA's licensors') copyright notices, patent notices, trademarks, service marks, restricted rights legends, and/or other proprietary markings, all in the forms provided by TOSHIBA, in the manner and location established in one or more Schedules.

          5    Warranty of Title.

               (a) GEOWORKS hereby warrants that GEOWORKS owns all right, title and interest in and to the GEOWORKS Licensed Technology or has obtained the right to market or sublicense the Licensed Technology or any portion thereof from a third party who does own the Licensed Technology or any portion thereof.

               (b) TOSHIBA hereby warrants that TOSHIBA owns all right, title and interest in and to the TOSHIBA Licensed Technology or has obtained the right to market or sublicense the Licensed Technology or any portion thereof from a third party who does own the Licensed Technology or any portion thereof.

     5.   PAYMENTS.

          1    Responsible Party. Each Party shall be responsible for the record keeping, calculation, reporting and payment obligations of itself and all of its Affiliates, so that all payments shall be made and all records shall be kept, for purposes of audit, by a single entity.

          2    Royalty Payments. The Parties shall establish initial royalties for the sale or other distribution of each Product, and shall negotiate in good faith to establish annual adjusted royalties for each Product.

               (a) Annual Royalty Rate Determination. Unless a Schedule provides otherwise, the royalty for a Product will be adjusted and determined annually in advance, based upon:

                    A Per-Unit Royalty based on the ### ###, where ### is the price paid to the Licensee Party by non-affiliated third parties (i.e., not internal selling price)

                    The determination of each new annual royalty rate should be influenced by the actual average wholesale price of the Product during the prior year, the expected unit volume, the relative contribution of the Licensed Technology to the total Product value, the prior year's royalty rate, the rate of inflation, the Product's life cycle, and other factors

                    If the Parties are unable to reach agreement as to new royalty rate, the previous royalty rate shall remain in effect.

               (b) GEOWORKS Technology Royalties. Separate royalties for GEOS 2.X Operating System Technology and each GEOWORKS 2.X Application will be determined. The royalty is anticipated to be in the range of ### of ### for GEOS 2.X Operating System Technology and ### of ### for GEOWORKS 2.X Applications Technology. The royalty may be subject to ### for very ### ###, and ### for ###.


                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------

          3    Other Payments. As payment for services provided hereunder, the
 Parties may provide for compensation from one Party to the other Party as set forth in one or more Schedules.

          4    Currency. All payments under this Agreement are to be made in
U.S. dollars.

          5    Tax. Any withholding income tax under the laws of Japan or the
United States to be imposed upon the payments by one party (the "payor" Party) to the other party (the "payee" Party) hereunder shall be the responsibility of the payee Party. The payor Party is hereby authorized to deduct and pay such tax to the relevant tax authorities on behalf of the payee Party. The payor Party shall promptly furnish the payee Party with appropriate evidence certifying that such tax has been paid.

          6    Records. Each Party shall maintain complete and correct records establishing the amount of royalties and other payments due hereunder. Each Party shall ensure that any Affiliates and sub-contractors it may use in accordance with this Agreement maintain similar records, and each Party shall maintain copies of all such records at the location of the responsible Party, as set forth in Section 5.1 (Responsible Party).

          7    Reports. No later than forty-five (45) days after the end of each calendar quarter, each Party shall send to the other Party a report detailing for such Payment Period:

               (a) The number of units of Product shipped by the reporting Party, including a breakdown as applicable by Affiliate, Product, version and country; and

               (b) A detailed account of all royalty and other amounts due and the basis for calculation.

          At the same time as submitting the foregoing report, the reporting Party shall pay the amount due for such Payment Period.

          8    Audits. At reasonable times during the term of this Agreement and for twelve (12) months after the later of (i) expiration or any termination of this Agreement, or (ii) the date on which a Party last ships units of any Product in accordance with Section 14.4 (Limited Rights After Termination), an independent third-party representative of either Party, reasonably acceptable to the other Party, upon reasonable notice and during the audited Party's normal business hours, shall have the right to conduct an audit of the relevant portions of the audited Party's books of account to verify compliance with this Agreement. Notwithstanding the requirement that each Party maintain copies of records of its Affiliates, as set forth in Section 5.1 (Responsible Party) above, the audit may extend to the books of account of the audited Party and of its Affiliates. The audited Party shall immediately pay any overdue payments revealed by such audit(s), together with interest thereon at the rate of 1.5% per month (or the maximum permitted by applicable law, if less) from the due date until paid. Except as set forth below, such audit(s) may be conducted no more than once in any twelve-month period. The auditing Party shall bear the costs of the audit; provided, however, if the audit reveals overdue payments in excess of five percent (5%) of the total royalty payable for any Payment Period, the audited Party shall pay the costs of such audit(s) and for each such audit(s) the auditing Party shall have the right to conduct another audit during the same twelve-month period. All information obtained by the auditing Party's independent third party representative during any such audit shall be confidential and the auditing Party and its independent third party representatives will keep it confidential, except to the extent it is reasonably necessary to disclose such information to enforce this Agreement.

          9    Inspection of Facilities. At reasonable times during the term of this Agreement and for twelve (12) months after the later of (i) expiration or any termination of this Agreement, or (ii) the date on which a Party last ships units of any Product in accordance with Section 14.4 (Limited Rights After Termination), an independent third party representative of either Party, reasonably acceptable to the other Party, upon reasonable notice and during the inspected Party's normal business hours, shall have the right to inspect the premises of the other Party and its Affiliates to verify compliance with this Agreement.

     6.   ADVERTISING, TRADEMARK USAGE/PROTECTION AND PUBLICITY.

          1    Acknowledgement of GEOWORKS. TOSHIBA agrees that it will identify the GEOWORKS Licensed Technology by its product(s) name(s) as set forth in one or more Schedules, and GEOWORKS as the publisher of the Licensed Technology in TOSHIBA's documentation included with Products. TOSHIBA further agrees to comply with GEOWORKS' trademark usage guidelines as GEOWORKS, which GEOWORKS will deliver to TOSHIBA together with the alpha delivery of the Licensed Technology.

          2    Acknowledgement of TOSHIBA. Unless TOSHIBA gives prior written permission, GEOWORKS shall not identify the TOSHIBA Licensed Technology by its product(s) name(s), or TOSHIBA as the publisher thereof. However, GEOWORKS shall be entitled to use TOSHIBA's name and the name of TOSHIBA's Products in GEOWORKS' promotional literature and marketing materials upon GEOWORKS' receipt of prior approval from TOSHIBA, such approval not to be unreasonably withheld.

     7.   MISCELLANEOUS RECIPROCAL OBLIGATIONS.

          1    Customer Lists. Each Party will provide to the other Party at no charge its list of customers (names and addresses) who have returned registration cards included in Products. Such lists will be provided in machine readable format (as available) within thirty days after each calendar quarter during the term of this Agreement beginning with the first full calendar quarter in which a Party first distributes any of the Products.


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

          2    Public Relations Programs. The Parties shall cooperate in
mutually beneficial public relations programs.

          3 Press Releases. Neither Party shall issue any press releases regarding this Agreement without the other Party's prior review and written approval, not to be unreasonably withheld. Such review and comments will be provided within five (5) business days.

          4    Materials Packed with the Products. Unless provided otherwise in a Schedule, each unit of Product will be packaged to include the Product Materials provided by the Licensor Party, provided that the Licensee Party may use at its discretion its own end user license agreement, subject to the prior review and approval of the Licensor Party, such approval not to be unreasonably withheld." The Licensee Party will have the right to pre-approve the Licensor Party's Product Materials to be included with the Products, such approval not to be unreasonably withheld or delayed (the Licensee Party to reply to the Licensor Party within five (5) business days).

          5    Outer Packaging and Screen Displays. Unless provided otherwise in a Schedule, GEOWORKS' notices and/or logos, in the form provided by GEOWORKS and approved by TOSHIBA (such approval not to be unreasonably withheld or delayed), will appear prominently (1) on the outer packaging containing any TOSHIBA Product (e.g., by means of a stick-on label); (2) on any separate GEOWORKS Licensed Technology user manual or, if integrated therewith, on the Product user manual, and (3) on a start-up display screen, an "about" screen, or other mutually acceptable screen display.

     8.   LICENSED TECHNOLOGY ENHANCEMENTS.

     Unless otherwise provided in an applicable Schedule, the cross-licenses granted in Section 2 (CROSS-LICENSES) shall extend to, and the term "Licensed Technology" shall be deemed to include, all Basic Enhancements developed and released by each Party during the term of this Agreement. A "Basic Enhancement" is any revision to the Licensed Technology which is denoted and designated by the Licensor Party, in its sole discretion, as a change in the digit(s) to the right of the decimal point [X.(X)X or X.X(X)] in the version number thereof. The Licensee Party may incorporate any such Basic Enhancement in Products, at its discretion and at its expense. Should the Licensee Party elect not to incorporate and distribute such Basic Enhancement, then the Licensor Party may, at its election, discontinue its support of the earlier version of the Licensed Software nine (9) months after the Licensor Party's release of the Basic Enhancement. Any amendment to the Licensed Technology which is denoted and designated by the Licensor Party, in its sole discretion, as a change in the digit(s) to the left of the decimal point [(X).XX] in the product version number is considered to be a new technology and is not covered by this Agreement. Upon the Licensee Party's request, the Parties shall negotiate in good faith as to the terms and conditions under which such a new technology may be made available to the Licensee Party.

     9.   CUSTOMER SUPPORT.

          1    First Level Customer Support. Each Party will provide, at a minimum, telephone support for end users of its Products. In the event the trained technical personnel are unable to answer the end users' question(s) regarding the Licensed Technology after using reasonable efforts, such technical personnel may contact the Licensor Party with respect to such technical support questions. In the event that the Licensee Party's customers first call the Licensor Party directly for technical support, the Licensor Party may refer such customers to the Licensee Party.

          2    Samples of Products. Before the first shipment, the License Party will deliver to the Licensor Party at least five final versions of each Product. The Licensor Party shall have and retain use of such Products to meet its support and maintenance obligations under this Agreement.

     10.  MANUFACTURING RESPONSIBILITIES.

          Unless otherwise provided in a Schedule, all Licensed Technology shall be delivered to the Licensee Party on floppy diskette or tape in machine readable text or code. The Licensee Party will manufacture accurate copies of the Licensed Technology in its Products, at its expense, according to mutually agreed quality control procedures and standards. Unless the Licensor Party otherwise agrees in writing, all of the Licensed Technology computer programs (including data files) shall be loaded in the Licensee Party's Product so that all the functions and features of the Licensed Technology may be utilized by an end user. Without the Licensor Party's prior written consent, the License Party may not exclude any of the Licensed Technology computer programs.

     11.  GEOWORKS' INDEMNITIES.

          1    Indemnity. GEOWORKS will defend TOSHIBA against, and pay any resulting awards and settlements arising from, any claim, demand, suit or action to the extent it alleges that any GEOWORKS Product or the GEOWORKS Licensed Technology as supplied by GEOWORKS infringes upon any patent issued as of the Effective Date of this Agreement, or any trademark or copyright or trade secret of any third party, provided that (1) TOSHIBA promptly informs GEOWORKS in writing of any such claim, demand, action or suit, (2) GEOWORKS is given control over the defense thereof and TOSHIBA cooperates in the defense at GEOWORKS' expense, and (3) TOSHIBA will not agree to the settlement of any such claim, demand, action or suit prior to a final judgment thereon without the prior written consent of GEOWORKS, which consent will not be unreasonably withheld. TOSHIBA shall have the right to select its own counsel to participate in any such defense at TOSHIBA's expense. GEOWORKS' indemnity obligations do not apply to (1) modifications to the GEOWORKS Licensed Technology made by GEOWORKS to TOSHIBA's specifications, (2) modifications made to the GEOWORKS Licensed Technology by anyone other than GEOWORKS, (3) use of a superseded version of the GEOWORKS Licensed Technology after release of an upgrade by GEOWORKS in accordance with
Section 8 (LICENSED TECHNOLOGY ENHANCEMENTS) hereof, (4) use of a superseded infringing version of the GEOWORKS Licensed Technology by TOSHIBA after release of a non-infringing version by GEOWORKS in accordance with Section 11.2 hereof (GEOWORKS OPTIONS), and (5) any use or combination of the GEOWORKS Licensed Technology with any technology, software or hardware not supplied by GEOWORKS, if such alleged infringement would be avoided by use of the Licensed Technology alone or with other technology, software or hardware. GEOWORKS' indemnity obligation does apply to third-party software which is supplied by GEOWORKS with the Licensed Software.


          2    GEOWORKS' Options. If a claim, demand or suit alleging
infringement is brought or GEOWORKS believes one may be brought, GEOWORKS shall have the option at its expense to (1) modify the GEOWORKS Licensed Technology to avoid the allegation of infringement, while at the same time maintaining compliance of the Licensed Technology with the Product Specifications (if applicable), (2) obtain for TOSHIBA a license to continue bundling and/or embedding the Licensed Technology, or (3) if neither (1) nor (2) is reasonably practicable in GEOWORKS' discretion, terminate this Agreement as to the affected Licensed Technology or portion thereof only, upon written notice.

          3    Limitation. This Section 11 sets forth GEOWORKS' entire liability to TOSHIBA for any actual or alleged infringement or misappropriation of any third party's intellectual property rights resulting from the GEOWORKS Licensed Technology.

     12.  TOSHIBA'S INDEMNITIES.

          1    Indemnity. TOSHIBA will defend GEOWORKS against, and pay any resulting awards and settlements arising from any claim, demand, suit or action to the extent it alleges that any TOSHIBA Product or the TOSHIBA Licensed Technology as supplied by TOSHIBA infringes upon any patent issued as of the Effective Date of this Agreement, or any trademark or copyright or trade secret of any third party, provided that (1) GEOWORKS promptly informs TOSHIBA in writing of any such claim, demand, action or suit, (2) TOSHIBA is given control over the defense thereof and GEOWORKS cooperates in the defense at TOSHIBA' expense, and (3) GEOWORKS will not agree to the settlement of any such claim, demand, action or suit prior to a final judgment thereon without the written consent of TOSHIBA, which consent will not be unreasonably withheld. GEOWORKS shall have the right to select its own counsel to participate in any such defense at GEOWORKS' expense. TOSHIBA's indemnity obligations do not apply to
(1) modifications to the TOSHIBA Licensed Technology made by TOSHIBA to GEOWORKS' specifications, (2) modifications made to the TOSHIBA Licensed Technology by anyone other than TOSHIBA, (3) use of a superseded version of the TOSHIBA Licensed Technology after release of an upgrade by TOSHIBA in accordance with Section 8 hereof (LICENSED TECHNOLOGY ENHANCEMENTS), (4) use of a superseded infringing version of the TOSHIBA Licensed Technology by GEOWORKS after release of a non-infringing version by TOSHIBA in accordance with Section
12.2 (TOSHIBA'S OPTIONS) hereof, and (5) any use or combination of the TOSHIBA Licensed Technology with any technology, software or hardware not supplied by TOSHIBA, if such alleged infringement would be avoided by use of the Licensed Technology alone or with other technology, software or hardware.

          2    TOSHIBA's Options. If a claim, demand or suit alleging
infringement is brought or TOSHIBA believes one may be brought, TOSHIBA shall have the option at its expense to (1) modify the TOSHIBA Licensed Technology to avoid the allegation of infringement, while at the same time maintaining compliance of the Licensed Technology with the Product Specifications (if applicable), (2) obtain for GEOWORKS a license to continue bundling and/or embedding the Licensed Technology, or (3) if neither (1) nor (2) is reasonably practicable in TOSHIBA's discretion, terminate this Agreement as to the affected Licensed Technology or portion thereof only, upon written notice.

          3    Limitation. This Section 12 sets forth TOSHIBA's entire liability to GEOWORKS for any actual or alleged infringement or misappropriation of any third party's intellectual property rights resulting from any Product.

     13.  ERROR CORRECTION.

          1    Definition of Failure. For purposes of this Section 13, a Failure is a variation in a Product, which is discovered and reported to the Licensor Party during the term of this Agreement, between the Licensed Technology and the Product Specifications, the existence of which can be verified by both Parties. The term "Failure," and the Licensor Party's liability hereunder with respect to Failures, is limited to such a variation with respect to hardware devices, software applications and systems, and the intended uses of the Product which are expressly identified in (1) the Product Specifications, and (2) a test plan jointly developed by the Parties as set forth in one or more Schedules; and "Failures" are limited to variations as to which the Licensor Party has had a reasonable testing opportunity prior to Acceptance.

          2    Request for Correction. If a Licensee Party identifies a Failure at any time after Acceptance, the Licensee Party shall give written notice to the Licensor Party specifying the nature of such Failure. Within seven (7) days after receiving a written request from the Licensee Party and verifying the error, the Licensor Party will provide to the Licensee Party a written analysis of the cause of the Failure. Similarly, within fourteen (14) days after receiving a request from the Licensee Party and verifying the error, the Licensor Party will provide to the Licensee Party a written proposal to correct the Failure. the Licensor Party agrees to effect such correction with deliberate speed upon its receipt of the Licensee Party's written acceptance of the Licensor Party's proposal to correct such Failure.

          3    Liability for Cost of Correction. The Licensor Party shall be responsible for all internal engineering expenses incurred by the Licensor Party in connection with its correction of any Failure. The Licensee Party shall be responsible for all costs and expenses associated with its refund, recall, or replacement of any unit of any Product affected by any Failure.

          4    No Second Royalties. If any unit of any Product affected by a
Failure is returned to the Licensee Party by the end-user for a repair or replacement, the Licensor Party will receive no additional royalty by virtue of the Licensee Party's repair or replacement of the returned unit.

          5    EXCEPT AS SET FORTH IN THIS SECTION 13, AND TO THE EXTENT
PERMITTED BY APPLICABLE LAW, ALL EXPRESS AND IMPLIED WARRANTIES WITH RESPECT TO THE LICENSED SOFTWARE, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY EXCLUDED.

     14.  TERM OF AGREEMENT AND TERMINATION.

          1    Term. The term of this Agreement shall begin on the Effective
Date and shall continue for five (5) years unless terminated earlier in accordance with this Agreement. The Agreement may be renewed or extended by mutual Agreement.

          2    Termination For Breach. Each Party shall have the right to terminate this Agreement upon thirty (30) days prior written notice if the other Party is in breach of any material term of this Agreement, including without limitation the payment of monies, and the breaching

Party fails to remedy such breach within the thirty-day notice period. Notwithstanding the foregoing, either Licensor Party may terminate this Agreement immediately upon written notice in the event the Licensee Party distributes the Licensor Party's Licensed Technology in a manner that is not bundled or embedded with a Product.

          3    Bankruptcy. Each Party shall have the right to terminate this
Agreement immediately upon written notice in the event that the other Party becomes insolvent, files for any form of bankruptcy, makes any assignment for the benefit of creditors, or ceases to conduct business (other than in connection with an assignment permitted under Section 17.2 (Assignment)).

          4    Limited Rights After Termination. Upon any termination or
expiration of this Agreement, if this Agreement is not terminated due to breach by a Licensee Party, each Licensee Party may continue to distribute its on-hand inventory of Products in accordance with the terms and conditions of this Agreement for a period of six (6) months following such termination or expiration. Each Party will, however, cease production of any additional copies of the other Party's Licensed Technology and any additional units of the Product as of the termination date and will cause any third parties who obtained from it the right to manufacture copies of the Licensed Technology or units of Product to do likewise. Any termination or expiration shall not affect any end user's rights to use Products and to obtain first level customer support from the Licensee Party in accordance with the software end user license and shall further not affect the right of any non-affiliated third party who purchased units of Product from TOSHIBA to sell such units to its customers. The Licensee Party may retain only such copies of the Licensed Technology as it may reasonably require for its internal use in providing continued First Level Customer Support to its end-user customers.

          5    General Effect of Termination. Except as specifically set forth above in Subsection 14.4 (Limited Rights After Termination), upon any termination or expiration of this Agreement all rights granted hereunder, including without limitation the licenses granted under Section 2 (CROSS-LICENSES), shall terminate and each Party shall (i) immediately cease all use, localization, modification, sublicensing, copying, embedding, integration, marketing and distribution of the other Party's Licensed Technology, (ii) within thirty (30) days of such termination or expiration return all copies of the Licensed Technology, including without limitation master diskettes, user manuals, and unused registration cards and promotional material, (iii) within thirty (30) days of such termination or expiration pay to the other Party any and all sums due under this Agreement, and (iv) within thirty (30) days of such termination or expiration certify in writing to the other Party that all of the foregoing has been completed. Upon any termination of this Agreement, each Party shall destroy or return to the other all Confidential Information provided by the other Party.

     15.  NONDISCLOSURE AND RESTRICTED USE.

          1    Confidential Information. In the course of performing this
Agreement, each Party (the "Disclosing Party") may disclose to the other Party ("the Receiving Party") trade secrets and confidential and proprietary information of the Disclosing Party, clearly marked or, in the case of verbal communications, clearly confirmed in writing as "CONFIDENTIAL" or any other similar legend ("Confidential Information"). Such Confidential Information includes without limitation the terms and conditions of this Agreement, technical and/or internal specifications of the Disclosing Party's products, non-public marketing plans, future products and other non-public business information, the trade secrets and technology embodied in the Licensed Technology, the trade secrets and technology embodied in Products, each Party's sales data and other non-public information. All Confidential Information shall remain the sole property of the Disclosing Party and the Receiving Party shall have no interest in or right to such Confidential Information except as expressly set forth in this Agreement. Both Parties agree that all Confidential Information of the other Party shall be held in strict confidence, will not be disseminated or disclosed to any third party except the Affiliates of the Receiving Party and will not be used by the Receiving Party nor its Affiliates for any purpose other than performing its obligations under this Agreement without the express written consent of the Disclosing Party for three (3) years from the date of disclosure, except for Technical Information, which shall not be subject to a time limit. "Technical Information" includes source code, pseudo code, sample code for drivers and applications, flow charts, product specifications, design documentation, programmer's documentation, and error reports and analyses. Both Parties agree to use at least the degree of diligence to protect the other Party's Confidential Information as a reasonably prudent technology company would normally use to protect any of its own trade secrets and other confidential information. The provisions of this Section shall not apply to any information or materials:

               (1) which are in the public domain at the time of disclosure to the Receiving Party or which thereafter enter the public domain through no action or inaction by the Receiving Party or its employees; or

               (2) which the Receiving Party can establish and document was in the possession of, or known by, the Receiving Party prior to its receipt from the Disclosing Party; or

               (3) which are rightfully disclosed to the Receiving Party by another person not in violation of the proprietary or other rights of the Disclosing Party, or any other person or entity; or

               (4) which are independently developed by the Receiving Party, provided that the person or persons developing the same have not had access to the Confidential Information furnished to the Receiving Party by the Disclosing Party hereunder; or

               (5) which are required to be disclosed pursuant to law, provided, however, that a minimum of ten (10) days written notice shall be provided by the Party intending to disclose in order to permit the non-disclosing Party to take such action as it deems appropriate to prevent or limit such disclosure.

          2    Restricted Use. Without prejudice to the generality of the foregoing, each Party agrees not to use any of the Confidential Information or Licensed Technology of the other Party for any use or purposes except those expressly specified herein.

     16.  LIMITATION OF LIABILITY.

     EXCEPT FOR BREACH OF SECTION 15.2 (Restricted Use) AND EACH PARTY'S INDEMNITY OBLIGATIONS WITH RESPECT TO THIRD PARTY CLAIMS UNDER SECTIONS 11 (GEOWORKS' INDEMNITIES) AND 12 (TOSHIBA'S INDEMNITIES), REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE, (1) NEITHER PARTY TO THIS AGREEMENT SHALL BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR THE LOSS OF ANTICIPATED PROFITS ARISING FROM ANY PERFORMANCE OR BREACH OF THIS AGREEMENT BY SUCH PARTY EVEN IF NOTICE IS GIVEN OF THE POSSIBILITY OF SUCH DAMAGES, AND (2) IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY DAMAGES IN EXCESS OF AMOUNTS PAID TO IT BY THE OTHER PARTY UNDER THIS AGREEMENT.

     17.  GENERAL.

          1    Entire Agreement. This Agreement and the Schedules hereto state the entire agreement between the Parties and supersede all prior communications, written or oral, between the Parties. No terms in any purchase order or other forms shall apply, even if such purchase order or other forms are accepted by either Party. No amendment or modification of this Agreement may be made except by an instrument in writing signed by both Parties.

          2    Assignment. This Agreement may not be assigned in whole or in part by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, except that either Party may assign this Agreement without the other Party's prior written consent in the event of a merger or reorganization of such Party or sale of substantially all of its assets.

          3    Governing Law. This Agreement will be governed and interpreted in accordance with the laws of the State of California, U.S.A., except for that body of law pertaining to conflicts of law, and the U.S. copyright laws, but excluding the Convention on Contracts for the International Sale of Goods. Any suit hereunder will be brought in the federal or state courts in the Northern District of California and TOSHIBA hereby submits to the personal jurisdiction thereof.

          4    Choice of Language. The original of this Agreement has been written in English and English is the governing language of this Agreement.

          5    Independent Contractors. Each Party will be deemed to have the status of an independent contractor towards the other Party, and nothing in this Agreement will be deemed to place the Parties in the relationship of employer-employee, principal-agent, partners or joint venturers.

          6    Attorneys' Fees. In the event that any legal action, including arbitration, is required in order to enforce or interpret any of the provisions of this Agreement, the prevailing Party in such action shall recover all reasonable costs and expenses, including attorneys' fees, incurred in connection therewith.

          7    Waiver. The failure of either Party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement.

          8    Force Majeure. Neither Party will be deemed in default of this
Agreement to the extent that performance of its obligations is delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, or any other cause beyond the control of such Party ("Force Majeure"), provided that such Party gives the other Party written notice thereof promptly and, in any event, within fifteen (15) days of discovery thereof and uses its good faith efforts to cure the breach. In the event of such a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure but not in excess of six (6) months.

          9    Severability. If any provision contained in this Agreement is determined to be invalid or unenforceable, in whole or in part, the remaining provisions and any partially enforceable provision will, nevertheless, be binding and enforceable, and the Parties agree to substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision.

          10   Notices. Notices to either Party shall be in writing, in the
English language, and shall be deemed delivered when served in person or two business days after being dispatched by an internationally recognized express courier service, and delivered to the addresses set forth in Schedule 2A. A Party may change its address for purposes of receiving notices by giving notice of the change to the other Party.

          11   Survival. The rights and obligations under Sections 4
(PROPRIETARY RIGHTS), 5 (PAYMENTS), 11 (GEOWORKS' INDEMNITIES), 12 (TOSHIBA'S INDEMNITIES), 13.4 (Waiver of Implied Warranties), 14.4 (Limited Rights After Termination), 14.5 (General Effect of Termination), 15 (NONDISCLOSURE AND RESTRICTED USE), 16

(LIMITATION OF LIABILITY), and 17 (GENERAL) shall survive the expiration and any termination of this Agreement.

          12   Compliance With Laws. Both Parties agree to comply with all applicable laws and regulations in performing their duties hereunder. Both Parties understand that the Licensed Technology of the other Party may be restricted by the governments of the United States and/or Japan from export to certain countries and each Party agrees that it will not distribute or reexport directly or indirectly, the Licensed Technology of the other Party, or its direct product, in any way which will violate any of the export control laws or regulations of the United States and Japan, or to any prohibited country under such laws and regulations. TOSHIBA shall promptly comply, at its expense, with any requirement that this Agreement be approved by or registered with the Japanese Ministry of Finance, the Japanese Fair Trade Commission, and any other agency or governmental body in Japan, as required by law. TOSHIBA shall keep GEOWORKS currently informed of its efforts in this connection. If such approvals are not obtained promptly after the Effective Date of this Agreement, then GEOWORKS shall have the right to terminate this Agreement upon notice to TOSHIBA.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

TOSHIBA                                           GEOWORKS

By: /s/ S. Yamashita                              By: /s/ Dennis H. Rowland
   -------------------------------------            -------------------------
   Signature                                        Signature

        S. Yamashita                                      Dennis H. Rowland
----------------------------------------          ----------------------------
Print Name                  Print Name

General Manager International Agreements                  President
Negotiations and Legal Services Division          ----------------------------
----------------------------------------          Title
Title

        March 17, 1993                                    February 24, 1993
----------------------------------------          ----------------------------
Date                                              Date

                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------


                                   SCHEDULE 1

                            TOSHIBA ADVANCED PAYMENT
                                AND BEST EFFORTS

Advanced Payment.

In consideration for the worldwide, corporate technology licenses granted to TOSHIBA in Section 2 (CROSS-LICENSES), TOSHIBA agrees to pay to GEOWORKS the sum of ### ###.

Payment shall be made as follows:

     ### upon signing this Agreement

     ### upon delivery by GEOWORKS to TOSHIBA of an alpha version of the GEOWORKS Licensed Technology for the first TOSHIBA Product incorporating the GEOWORKS 2.0 GEOS software

     ### upon final delivery by GEOWORKS to TOSHIBA of the GEOWORKS Licensed Technology for the first TOSHIBA Product incorporating the GEOWORKS 2.0 GEOS software

The payments shall be treated as advances against royalties, and shall be recouped by TOSHIBA out of ### of each royalty payment otherwise due to GEOWORKS under this Agreement.

Marketing Efforts.

TOSHIBA agrees to actively develop and market Products incorporating the GEOWORKS Licensed Technology.

                                   SCHEDULE 2

                                   AFFILIATES


TOSHIBA AFFILIATES

Toshiba America Information Systems, Inc.



GEOWORKS AFFILIATES

GEOWORKS has no Affiliates at this time.



ADDITIONAL AFFILIATES

TOSHIBA and GEOWORKS may add Affiliates during the term of the Agreement, subject to the prior approval of the other party, which will not be unreasonably withheld.

                                   SCHEDULE 2A

                              ADDRESSES FOR NOTICES



GEOWORKS' ADDRESS                                    TOSHIBA'S ADDRESS

2150 Shattuck Avenue, PH                             1-1, Shibaura 1-chome
Berkeley, CA 94704                                   Minato-ku, Tokyo 105
U.S.A.                                               Japan


GEOWORKS' TELEPHONE NUMBER                           TOSHIBA'S TELEPHONE NUMBER

+1 510-644-0883                                      +81 3-3457-2386

GEOWORKS' FACSIMILE NUMBER                           TOSHIBA'S FACSIMILE NUMBER

+1 510-644-0928                                      +81 3-3798-3649

GEOWORKS' NOTICE RECIPIENT                           TOSHIBA'S NOTICE RECIPIENT

Rick Dalmazzi                                        Senior Manager
Vice-President, OEM Business                         International Agreements Negotiations
                                                     and Legal Services Division

                                   SCHEDULE 3

               IDENTIFICATION OF THE GEOWORKS LICENSED TECHNOLOGY


1.   GEOWORKS Ensemble 1.2 (Object Code)

          GeoWorks Ensemble 1.2 (does not include Borland Quattro Pro)

2.   GEOWORKS Application Software Version 2.0

          GeoWrite
          GeoCalc
          GeoFile
          GeoDraw
          GeoComm
          Notetaker
          Solitaire

3.   GEOWORKS 2.0 Operating System Software (Object Code)

          Operating System Kernel

          GeoManager, file manager

          Preferences, application for setting system defaults

          Personal Information Managers (PIM)

               Calculator
               GeoDex
               GeoPlanner
               Notepad
               Scrapbook

          Fonts and Font Rasterizer

4.   Documentation:

          All End-User Manuals and Documentation as provided by GEOWORKS

5.   Languages:

     Licensed Technology:

          GEOWORKS Ensemble 1.2:        English

          GEOWORKS Application
          Software Version 2.0:         English and Japanese (Localized version
                                        developed pursuant to Schedule 8)

          GEOWORKS 2.0 Operating
               System Software:         English and Japanese (Localized version
                                        developed pursuant to Schedule 8)

     Product Materials:

          GEOWORKS Ensemble 1.2:        English

               GEOWORKS Application
                    Software Version 2.0: English and Japanese

               GEOWORKS 2.0 Operating
                    System Software:    English and Japanese


[Additional Technology may be added by mutual consent.]

                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------


                                   SCHEDULE 3A

                       LICENSE TO DISTRIBUTE ENSEMBLE 1.2


Licensor

GEOWORKS

Licensee

TOSHIBA (Japan only)

Licensed Technology

GEOWORKS Ensemble 1.2 (not including Borland Quattro Pro)

English Language Version

Licensed Materials

Object Code and End User Documentation (English) (one master copy of each)

License Rights

Non-exclusive right and license to use, execute, copy, reproduce, display, perform, distribute internally and/or externally, license and sublicense in Japan, in the English language version only

Royalty

###

Term of License

One year from Effective Date of this Agreement

Manufacturing

Toshiba to manufacture and package copies at its expense. Packaging to be approved by GEOWORKS.

Bundling Requirement

The Licensed Technology is to be distributed embedded in, or preloaded on, TOSHIBA's personal computers

Warranty and Error Correction

GEOWORKS warrants only to TOSHIBA that for the one hundred eighty (180) days following the date of initial delivery to TOSHIBA of the Licensed Technology that:

     (1) The Licensed Technology as supplied by GEOWORKS will perform substantially the functions described in the user manuals provided by GEOWORKS; and

     (2) The media on which the master copy of the Licensed Technology is furnished, if applicable, will be free from defects in materials and workmanship under normal use.

Section 13 (ERROR CORRECTION) of the Agreement is not applicable.

Product Materials

[To be determined by GEOWORKS and approved by TOSHIBA]

Training

None.

                                   SCHEDULE 3B

          LICENSE TO DISTRIBUTE GEOWORKS 2.0 OPERATING SYSTEM SOFTWARE


Licensor

GEOWORKS

Licensee

TOSHIBA

Licensed Technology

Operating System Kernel

GeoManager, file manager

Preferences, application for setting the system defaults

Personal Information Managers (PIM)

     Calculator
     GeoDex
     GeoPlanner
     Notepad
     Scrapbook

Fonts and Font Rasterizer

Term of License

Term of the Agreement

                                   SCHEDULE 3C

         LICENSE TO DISTRIBUTE GEOWORKS APPLICATION SOFTWARE VERSION 2.0


Licensor

GEOWORKS

Licensee

TOSHIBA

Licensed Technology

GeoWrite

GeoCalc

GeoFile

GeoDraw

GeoComm

Notetaker

Solitaire

Term of License

Term of the Agreement

                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------


                                   SCHEDULE 4

                IDENTIFICATION OF THE TOSHIBA LICENSED TECHNOLOGY


1.   ###




[Additional Technology may be added by mutual consent.]

                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------


                                   SCHEDULE 4A

                        LICENSE TO DISTRIBUTE TOSHIBA ###


Licensor

TOSHIBA

Licensee

GEOWORKS

Licensed Technology

###

Object Code and End User Documentation License Rights

Non-exclusive right and license to use, execute, copy, reproduce, display, perform, distribute internally and/or externally, license and sublicense

Source Code License Rights

Non-exclusive right and license to reproduce, use internally, execute and modify; no sublicensing.

Source Code is subject to Confidentiality and Nondisclosure provisions of the Agreement. Access is to be limited to employees of GEOWORKS who need to have access in order to carry out the purposes of this Agreement.

GEOWORKS may permit access to the Source Code by its contractors; provided that such access and use is exclusively for GEOWORKS in connection with work called for in written agreements between GEOWORKS and such contractor and is in accordance with the terms of this Agreement. GEOWORKS' contractors shall agree to the same responsibilities and other restrictions pertaining to the use of the Source Code as those undertaken by GEOWORKS hereunder.

Modifications

                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------


GEOWORKS may modify the source code to (1) correct Errors, (2) prepare Derivative Works and (3) to integrate the ### with GEOWORKS' GEOS Technology.

All modifications will be owned exclusively by TOSHIBA. GEOWORKS agrees that if under any judicial or statutory law of any country, or under any treaty, GEOWORKS has heretofore acquired or may hereinafter acquire any right, title or interest in and to any copyright, patent, trademark or trade secret ("Intellectual Property Rights") or Moral Rights (as defined below) in any or all of the TOSHIBA Licensed Technology, then without prejudice to any other right of TOSHIBA hereunder, GEOWORKS shall and hereby does waive such Moral Rights, to the extent permitted by applicable law, and shall assign any and all such Intellectual Property Rights and Moral Rights to TOSHIBA or as TOSHIBA may direct. Such waiver and/or assignment shall be made upon the earliest to occur of TOSHIBA's request, expiration of this Agreement, or earlier termination of this Agreement. GEOWORKS agrees to take all necessary steps to perfect TOSHIBA's rights in and to any or all of the TOSHIBA Licensed Technology. GEOWORKS hereby appoints TOSHIBA as its attorney-in-fact to effect the assignment herein above described.

Definition of Moral Rights. For purposes of this Agreement, "Moral Rights" means any rights of paternity or integrity, any right to claim authorship of the modified TOSHIBA Licensed Technology to object to any alleged distortion, mutilation or other modification of, or other alleged derogatory action in relation to, any or all of the TOSHIBA Licensed Technology whether or not such would be prejudicial to GEOWORKS' honor or reputation, and any similar right, existing under judicial or statutory law of any country, or under any treaty, regardless of whether or not such right is denominated or generally referred to as a "moral" right.

Royalty

Payable quarterly, expressed as a percentage of GEOWORKS' licensing revenue attributable to the GEOS 2.0 Operating System when bundled with the TOSHIBA Licensed Technology.

The royalty will be determined annually in advance.

The initial royalty, for the ### period commencing upon first shipment of a bundled unit, shall be as follows: ### of GEOWORKS' licensing revenue attributable to the GEOS 2.0 Operating system when bundled with the TOSHIBA Licensed Technology

Term of License

Term of the Agreement

Manufacturing

GEOWORKS to manufacture and package copies at its expense

Bundling Requirement

Licensed Technology to be distributed by GEOWORKS only bundled with its GEOS 2.X operating system.

                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------


                                   SCHEDULE 5

                            LIST OF TOSHIBA PRODUCTS


1.   "Pizza"

      ###






[Additional products to be added from time to time by TOSHIBA, during the term of this Agreement.]

                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------


                                   SCHEDULE 5A

                                THE PIZZA PROJECT


Project Definition

     A ### for the ### , to be developed by TOSHIBA. TOSHIBA will embed or preload the GEOWORKS Licensed Technology in the Berkeley Product.

GEOWORKS Licensed Technology

     GEOS 2.0 Operating System

     The Following 2.0 Applications: [to be determined]

     The Following End User Documentation (in English): [to be determined]

Localization

     To be performed by ### under a separate Schedule

Specifications

     To be developed by both Parties, signed by both Parties, and attached to this Schedule.

Timetable

[to be determined]

GEOWORKS' Responsibilities


     LOCALIZATION OF GEOWORKS LICENSED TECHNOLOGY:

     ### the localization of the GEOWORKS LICENSED TECHNOLOGY with necessary assistance of ### in accordance with the Schedule 8.


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

                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------



     SUPPORT OF MODIFICATION OF TOSHIBA LICENSED TECHNOLOGY:

     GEOWORKS shall provide TOSHIBA with necessary technical support to help TOSHIBA modify TOSHIBA LICENSED TECHNOLOGY for the purpose of integration into GEOWORKS LICENSED TECHNOLOGY as described in the Schedule 8.

     SUPPORT OF CUSTOMIZATION FOR TOSHIBA PRODUCT:

     Upon request of TOSHIBA, GEOWORKS shall provide TOSHIBA with necessary technical assistance in the customization of GEOWORKS LICENSED TECHNOLOGY for TOSHIBA PRODUCT.

     TRAINING FOR TOSHIBA'S APPLICATION DEVELOPMENT:

     Upon request of TOSHIBA, GEOWORKS shall provide TOSHIBA with necessary training to enable TOSHIBA's engineers to develop TOSHIBA's own application software which operates on GEOWORKS 2.0 Operating System Software.


TOSHIBA's Responsibilities

     ASSISTANCE IN LOCALIZATION OF GEOWORKS LICENSED TECHNOLOGY:

     TOSHIBA shall assist GEOWORKS in the localization of the GEOWORKS LICENSED TECHNOLOGY in accordance with the Schedule 8.

     MODIFICATION OF TOSHIBA LICENSED TECHNOLOGY:

     TOSHIBA shall modify the TOSHIBA LICENSED TECHNOLOGY for the purpose of integration into GEOWORKS LICENSED TECHNOLOGY as described in the Schedule 8.

     DEVELOPMENT OF HARDWARE:

     TOSHIBA shall develop the ### for the ### in which or with which the GEOWORKS LICENSED TECHNOLOGY shall be embedded.

Compensation

                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------

     1.   ###

     2.   ###

     3.   ###

          The ### will be determined ###.

          The ###, for the ### commencing upon ### of a ###, shall be as follows:

               ###

               ###

Product Materials

[to be determined]

Training

[to be determined]

                                   SCHEDULE 6

                            LIST OF GEOWORKS PRODUCTS


1.   GEOS 2.X

2.   GEOWORKS Applications running under GEOS 2.X






[Additional products to be added from time to time by GEOWORKS, during the term of this Agreement] SCHEDULE 7

                                   SCHEDULE 7

               GEOWORKS TRADEMARKS, LOGOS AND PROPRIETARY MARKINGS

[To be amended by GEOWORKS from time to time during the term of this Agreement.]

Trademarks

GEOS(R)
PC/GEOS(R)
GEOWORKS(R)
GEOWORKS Ensemble(R)
Ensemble(R)
GeoComm(R)
GeoDex(R)
GeoDraw(TM)
GeoManager(TM)
GeoPlanner(TM)
GeoWrite(TM)
GeoFile(R)
GeoCalc(TM)
ROM/GEOS(TM)
Pen/GEOS(TM)

Logos

[to be determined]

Proprietary Markings

[to be determined]

                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------


                                   SCHEDULE 8

                  LOCALIZATION OF GEOWORKS LICENSED TECHNOLOGY


     1    Introduction: TOSHIBA and GEOWORKS will cooperate in the localization of the GEOWORKS Licensed Technology.

     2    Localization Tasks: Localization tasks will include the following:

          .1   Modification of the GEOS 2.0 Operating System to accommodate double byte character set (DBCS) using Unicode

          .2   Integration of the ### into the GEOS environment

          .3   Integration of Kanji outline font(s)

          .4   Localization of the GEOS 2.0 Operating System and 2.0 Application
Suite to Japanese Language and Custom, including ### ###.

          .5   Creation of additional programs, to be determined

          .6   User manual translation and localization

          .7   Product Materials translation and localization


     3    TOSHIBA Tasks:

     [to be determined]

     4    GEOWORKS Tasks:

     [to be determined]

     5    Procedures: TOSHIBA will recommend in writing, in English, any changes appropriate to adapt the GEOWORKS Licensed Technology to the market in Japan or required by the local laws of Japan. TOSHIBA and GEOWORKS will agree in writing on appropriate changes and/or translations. TOSHIBA will assist in preparing such changes by utilizing software localization tools provided by GEOWORKS, and TOSHIBA will review GEOWORKS' execution of all agreed-upon changes and/or translations to GEOWORKS programs. TOSHIBA is to make absolutely no changes directly to GEOWORKS programs, either object code or source code, unless GEOWORKS gives prior written approval to such changes. All such coding changes will be done by GEOWORKS, unless GEOWORKS gives prior written approval to coding changes by TOSHIBA.

     6    Approval by GEOWORKS: TOSHIBA shall not distribute or make use of any of the localized GEOWORKS Licensed Technology until TOSHIBA has provided GEOWORKS with a master copy of all disks and camera-ready copy of all printed material and TOSHIBA has received written notification from GEOWORKS that the adaptations or original work have been approved. GEOWORKS will perform such review and notification in a timely manner.

     7    Intellectual Property Rights and Moral Rights:

          .1   Work for Hire. TOSHIBA will perform, as a work for hire and as an independent contractor, the translations, localization and modifications required by this Schedule and will waive and/or assign any and all ownership rights to the localized GEOWORKS materials that might otherwise accrue to TOSHIBA from its activities hereunder.

          .2   Proprietary and Moral Rights. TOSHIBA agrees that if under any judicial or statutory law of any country, or under any treaty, TOSHIBA has heretofore acquired or may hereinafter acquire any right, title or interest in and to any copyright, patent, trademark or trade secret ("Intellectual Property Rights") or Moral Rights (as defined below) in any or all of the GEOWORKS Licensed Technology, then without prejudice to any other right of GEOWORKS hereunder, TOSHIBA shall and hereby does waive such Moral Rights, to the extent permitted by applicable law, and shall assign any and all such Intellectual Property Rights and Moral Rights to GEOWORKS or as GEOWORKS may direct. Such waiver and/or assignment shall be made upon the earliest to occur of GEOWORKS' request, expiration of this Agreement, or earlier termination of this Agreement. TOSHIBA agrees to take all necessary steps to perfect GEOWORKS' rights in and to any or all of the GEOWORKS Licensed Technology. TOSHIBA hereby appoints GEOWORKS as its attorney-in-fact to effect the assignment herein above described.

          .3   Definition of Moral Rights. For purposes of this Agreement,
"Moral Rights" means any rights of paternity or integrity, any right to claim authorship of the localized GEOWORKS Licensed Technology to object to any alleged distortion, mutilation or other modification of, or other alleged derogatory action in relation to, any or all of the GEOWORKS Licensed Technology whether or not such would be prejudicial to TOSHIBA's honor or reputation, and any similar right, existing under judicial or statutory law of any country, or under any treaty, regardless of whether or not such right is denominated or generally referred to as a "moral" right.

                                              ----------------------------------
                                              ###Confidential portions have been
                                              omitted and filed separately with
                                              the Commission.
                                              ----------------------------------


          .4   United States Copyright Law. TOSHIBA'S localization services shall be performed, interpreted and enforced under United States Copyright law.

          .5   Japanese Copyright Law Conditional Provisions. If,
notwithstanding the Parties' agreement to apply United States Copyright Law to this Agreement, any court of competent jurisdiction determines that this Agreement, or TOSHIBA's localization services hereunder, are governed, interpreted or enforced under Japanese law, then TOSHIBA agrees to the following additional provisions:

               .1   For purposes of the Japanese Copyright Act, any translation of the Licensed Technology shall be considered a "copy," and any other adaption of the Licensed Technology shall be considered a "secondary work."

               .2   Notwithstanding the foregoing assignment provisions, if
TOSHIBA retains any residual copyright interest in any localized works prepared hereunder, TOSHIBA hereby grants to GEOWORKS a royalty-free, worldwide, perpetual, non-exclusive and irrevocable license to modify such localized works for marketing and other business purposes, to the extent that any such modification does not injure the reputation or honor of TOSHIBA, and to use, copy, sell, license and distribute such modified localized works. TOSHIBA shall exercise reasonable judgment in connection with any determination that a modification by GEOWORKS made hereunder injures TOSHIBA's honor or reputation.

     8    Timeline:

     [to be determined]

     9    Compensation:

     [to be determined]

     10. Indemnity and Error Correction: The provisions set forth in Sections 11 and 13 shall apply to the localization of GEOWORKS Application System Version
2.0 and GEOWORKS 2.0 Operating System Software except any portion of Toshiba ### which is included in such localization.